EXHIBIT 25


                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                        ---------------------------
                                  FORM T-1

                STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939
               OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                        ---------------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
              OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)_____

               FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)


                                 13-3781471
                    (I.R.S. Employer Identification No.)

             100 Wall Street, New York, NY                10005
           (Address of principal executive offices)   (Zip Code)

                        ---------------------------

                         For information, contact:
                        Dennis Calabrese, President
               First Trust of New York, National Association
                        100 Wall Street, 16th Floor
                             New York, NY 10005
                               (212) 361-2502

                         --------------------------

                          Tyco International Ltd.
              (Exact name obligor as specified in its charter)

          Massachusetts                              04-2297459
   (State or other jurisdiction of               (I.R.S.Employer
   incorporation or organization)                Identification No.)

          One Tyco Park                                 03833
      Exeter, New Hampshire                          (Zip Code)
(Address of principal executive offices)

                  ---------------------------------------
                              Debt Securities
                    (Title of the indenture securities)

Item 1.   General Information.
          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                    Address
          ----                                    -------

          Comptroller of the Currency             Washington D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes

Item 2.   Affiliations with Obligor

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None

Item 16.  List of Exhibits

          Exhibit 1 Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

          Exhibit 2 Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

          Exhibit 3 Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to
                          Exhibit 3 of Form T-1, Registration No. 33-83774.

          Exhibit 4 By-Laws of First Trust of New York, National Association, Incorporated herein by reference to
                          Exhibit 4 of Form T-1, Registration No. 33-55851.

          Exhibit 5       Not applicable.

          Exhibit 6 Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

          Exhibit 7 Report of Condition of First Trust of New York, National Association, as of the close of business on December 31, 1995, published pursuant to law or the requirements of its supervising or examining authority.

          Exhibit 8       Not applicable.

          Exhibit 9       Not applicable.


                                 SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 20th day of February, 1996.



                         FIRST TRUST OF NEW YORK,
                           NATIONAL ASSOCIATION



                         By /s/ Geovanni Barris
                            --------------------------------
                             Geovanni Barris
                             Assistant Vice President

                                                            Exhibit 7
                                                            ---------



                          First Trust of New York, N.A.
                        Statement of Financial Condition
                                 As of 12/31/95

                                    ($000's)

Assets                                                     12/31/95

                                                  -----------------
     Cash and Due From Depository Institutions              $23,195
     Federal Reserve Stock                                    3,150
     Fixed Assets                                               694
     Intangible Assets                                       85,060
     Other Assets                                             8,658

                                                  -----------------
          Total Assets                                     $120,757

                                                  =================

Liabilities
     Other Liabilities                                        2,162

                                                  -----------------
     Total Liabilities                                        2,162

Equity
     Common and Preferred Stock                               1,000
     Surplus                                                119,000
     Undivided Profits                                       (1,405)

                                                  -----------------
Total Liabilities and Equity Capital                       $120,757

                                                  =================


================================================================================

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N.A.




By: /s/ Geovanni Barris
   ------------------------------------
    Geovanni Barris
    Assistant Vice President

Date:     February   20, 1996